UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 17, 2017

Date of Report (Date of earliest event reported)

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 17, 2017, the Alliance for Clinical Trials in Oncology (the “Alliance”), a cooperative group of the National Cancer Institute, notified Agenus Inc. that the Alliance’s Data and Safety Monitoring Board (“DSMB”) performed an interim analysis for futility of the Phase II trial of Prophage G-200 (Heat Shock Protein Peptide Complex-96 or HSPPC-96) vaccine in combination with bevacizumab in patients with surgically resectable recurrent glioblastoma multiforme. The interim analysis suggested that the trial is unlikely to demonstrate that the vaccine in combination with bevacizumab will lead to a better survival than bevacizumab as a monotherapy. Therefore, upon the DSMB’s recommendation, the accrual for the trial has been closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017

AGENUS INC.

By:	/s/ Christine M. Klaskin
Christine M. Klaskin VP, Finance